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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

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                                   FORM 8-K



                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  June 8, 2001


                         COMPUTER SCIENCES CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


            Nevada                        1-4850               95-2043126
(State or Other Jurisdiction           (Commission           (IRS Employer
        of Incorporation)              File Number)       Identification No.)



                            2100 East Grand Avenue
                        El Segundo, California, 90245
         (Address of Principal Executive Offices, Including Zip Code)


                                (310) 615-0311
             (Registrant's Telephone Number, Including Area Code)


                                      NONE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS.

     On December 22, 2000, Computer Sciences Corporation (the "Company") filed a Registration Statement on Form S-3 (File No. 333-52710) with the Securities and Exchange Commission (the "Commission"), relating to the registration under the Securities Act of 1933, as amended, of up to an initial aggregate offering price of $1,000,000,000 of debt securities, preferred stock, and common stock (the "Securities"). The Registration Statement was amended by Amendment No. 1 filed on February 6, 2001 and was declared effective on February 9, 2001.

     On June 8, 2001, the Company entered into an Underwriting Agreement (filed herewith as Exhibit 1.1) with Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Dresdner Kleinwort Wasserstein Securities LLC, First Union Securities, Inc., Scotia Capital (USA) Inc., and Wells Fargo Brokerage Services, LLC (collectively, the "Underwriters"), pursuant to which the Company agreed to issue and sell and the Underwriters agreed, subject to certain conditions, to purchase $1,000,000,000 aggregate principal amount of the Company's debt securities, consisting of $500,000,000 aggregate principal amount of the Company's 6 3/4% Notes due June 15, 2006 (the "6 3/4% Notes") and $500,000,000 aggregate principal amount of the Company's 7 3/8% Notes due June 15, 2011 (the "7 3/8% Notes", and, together with the 6 3/4% Notes, the "Notes") registered under the Registration Statement at an initial public offering price of 99.665% of par for the 6 3/4% Notes and 99.262% of par for the 7 3/8% Notes, less, in each case, underwriting discounts and commissions.

     The issuance and sale of the Notes were completed on June 13, 2001. The Notes were issued pursuant to an Indenture (the "Base Indenture"), by and between the Company and Citibank, N.A., as trustee, dated as of February 26, 2001 (incorporated herein by reference to Exhibit 4.7 to the Registration Statement as supplemented and amended by the First Supplemental Indenture (the "Supplemental Indenture") dated as of June 13, 2001 (filed herewith as
Exhibit 4.2)). The Supplemental Indenture attaches specimens of the 6 3/4% Notes and the 7 3/8% Notes (filed herewith as Exhibits 4.3 and 4.4, respectively) setting forth the terms thereof.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

     (c) Exhibits.

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.                               Description
-----------  ----------------------------------------------------------------
    1.1 Underwriting Agreement dated June 8, 2001 by and among the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Dresdner Kleinwort Wasserstein Securities LLC, First Union Securities, Inc., Scotia Capital (USA) Inc., and Wells Fargo Brokerage Services, LLC.

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    4.1      Indenture dated as of February 26, 2001 by and between the
             Company and Citibank, N.A., as trustee (incorporated herein by reference to Exhibit 4.7 to the Registration Statement on Form S-3 filed with the Commission on December 22, 2000).

    4.2 First Supplemental Indenture dated as of June 13, 2001 by and between the Company and Citibank, N.A., as trustee, and attaching specimen forms of the 6 3/4% Notes and the 7 3/8% Notes.

    4.3      Form of 6 3/4% Note (Exhibit A to Exhibit 4.2).

    4.4      Form of 7 3/8% Note (Exhibit B to Exhibit 4.2).

    5.1      Opinion of Gibson, Dunn & Crutcher LLP regarding the Notes.

   12.1      Statement re:  Computation of Ratio of Earnings to Fixed
             Charges.

   23.1      Consent of Gibson, Dunn & Crutcher LLP (contained in
             Exhibit 5.1).







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPUTER SCIENCES CORPORATION



Date:  June 13, 2001                    By:  /s/ Hayward D. Fisk
                                            -------------------------------
                                            Name:  Hayward D. Fisk
                                            Title: Vice-President














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                                 EXHIBIT INDEX

Exhibit Number                            Description
--------------  -------------------------------------------------------------
    1.1 Underwriting Agreement dated June 8, 2001 by and among the Company and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Banc One Capital Markets, Inc., BNY Capital Markets, Inc., Dresdner Kleinwort Wasserstein Securities LLC, First Union Securities, Inc., Scotia Capital (USA) Inc., and Wells Fargo Brokerage Services, LLC.

    4.1 Indenture dated as of February 26, 2001 by and between the Company and Citibank, N.A., as trustee (incorporated herein by reference to Exhibit 4.7 to the Company's Registration Statement on Form S-3 filed with the Commission on December 22, 2000).

    4.2 First Supplemental Indenture dated as of June 13, 2001 by and between the Company and Citibank, N.A., as trustee, and attaching specimen forms of the 6 3/4% Notes and the 7 3/8% Notes.

    4.3         Form of 6 3/4% Note (Exhibit A to Exhibit 4.2).

    4.4         Form of 7 3/8% Note (Exhibit B to Exhibit 4.2).

    5.1         Opinion of Gibson, Dunn & Crutcher LLP regarding the Notes.

   12.1         Statement re:  Computation of Ratio of Earnings to Fixed
                Charges.

   23.1         Consent of Gibson, Dunn & Crutcher LLP (contained in
                Exhibit 5.1).







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